UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Pioneer Natural Resources Company (the “Company”) was held on May 20, 2015 in Irving, Texas. At the meeting, four proposals were submitted for a vote of stockholders, as described in the Company’s Proxy Statement dated April 9, 2015 (the “Proxy Statement”). The following is a brief description of each proposal and the results of the stockholders’ votes.

Election of Directors. Prior to the meeting, the Board designated each of the persons named below as nominees for election as directors. Each nominee was, at the time of such nomination and at the time of the meeting, a director of the Company. At the meeting, each nominee was elected as a director of the Company, with the results of the stockholder voting being as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Edison C. Buchanan	125,128,234	1,238,661	201,769	8,495,331
Andrew F. Cates	125,373,685	913,268	281,711	8,495,331
Timothy L. Dove	125,291,518	994,829	282,317	8,495,331
Phillip A. Gobe	125,366,319	999,966	202,379	8,495,331
Larry R. Grillot	124,942,153	1,342,180	284,331	8,495,331
Stacy P. Methvin	125,380,399	904,523	283,742	8,495,331
Royce W. Mitchell	125,460,967	904,639	203,058	8,495,331
Frank A. Risch	125,337,828	947,236	283,600	8,495,331
Scott D. Sheffield	123,204,517	2,855,522	508,625	8,495,331
J. Kenneth Thompson	124,826,998	1,448,169	293,497	8,495,331
Phoebe A. Wood	125,221,375	1,063,301	283,988	8,495,331
Ratification of selection of independent auditors. The engagement of Ernst & Young LLP as the Company’s independent auditors for 2015 was submitted to the stockholders for ratification. Such engagement was ratified, with the results of the stockholder voting being as follows:

For	134,298,080
Against	542,033
Abstain	223,882
Broker non-votes	—
Advisory vote on executive compensation. The Company submitted to the stockholders for approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The proposal was approved, with the results of the stockholder voting being as follows:

For	124,508,090
Against	1,329,844
Abstain	730,730
Broker non-votes	8,495,331

Stockholder proposal. A non-binding stockholder proposal that the Board of Directors of the Company adopt, and present for shareholder approval, a “proxy access” bylaw was submitted to the stockholders for approval. The results of the stockholder voting on this proposal were as follows:

For	62,328,930
Against	63,961,416
Abstain	278,318
Broker non-votes	8,495,331

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Dated: May 26, 2015

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